                                                                      Exhibit 21

                     Ultramar Diamond Shamrock Corporation

                              List of Subsidiaries

   Corporation                                          State of Incorporation
   -----------                                          ----------------------
   3007152 Nova Scotia Company.........................    Nova Scotia
   585043 Ontario Limited..............................    Ontario
   Autotronic Systems, Inc. ...........................    Delaware
   Barinco Insurance Ltd...............................    Barbados
   Bay Area Petrochemicals Company, L.L.C..............    Delaware
   Belvex, Inc.........................................    Texas
   Big Diamond Number 1, Inc...........................    Texas
   Big Diamond, Inc. ..................................    Texas
   Bioremetec Inc......................................    Canada
   Canadian Marine Response Management Corporation
    Ltd................................................    Canada
   Canadian Ultramar Company...........................    Nova Scotia
   Canadian Ultramar Holding Corporation...............    Delaware
   Colonnade Assurance Limited.........................    Bermuda
   Colonnade Vermont Insurance Company.................    Vermont
   Colorado Refining Company...........................    Colorado
   Corporate Claims Management, Inc....................    Texas
   Coyote Capital, L.L.C...............................    Delaware
   Coyote Funding, L.L.C...............................    Delaware
   CUSH-PO, Inc........................................    Oklahoma
   D-S Mont Belvieu, Inc...............................    Texas
   D-S Systems, Inc....................................    Delaware
   D-S United, Inc.....................................    Delaware
   D-S Venture Company, L.L.C. ........................    Delaware
   D-S World Energy, Inc. .............................    Delaware
   D. S. E. Pipeline Company...........................    Delaware
   Diamond 66, L.L.C. .................................    Delaware
   Diamond-Koch, L.L.C.................................    Delaware
   Diamond-Koch, L.P...................................    Texas
   Diamond-Koch II, L.P................................    Texas
   Diamond-Koch III, L.P...............................    Texas
   Diamond Reforming, Inc..............................    Delaware
   Diamond Security Systems, Incorporated..............    Delaware
   Diamond Shamrock Arizona, Inc.......................    Delaware
   Diamond Shamrock Boliviana, Ltd.....................    California
   Diamond Shamrock Leasing, Inc.......................    Delaware
   Diamond Shamrock of Bolivia, Inc. ..................    Delaware
   Diamond Shamrock Pipeline Company...................    Delaware
   Diamond Shamrock Refining and Marketing Company.....    Delaware
   Diamond Shamrock Refining Company, L.P..............    Delaware
   Diamond Shamrock Stations, Inc......................    Delaware
   DSRM National Bank..................................    N/A
   Eastern Canada Response Corporation Ltd. ...........    Canada

                     Ultramar Diamond Shamrock Corporation

                              List of Subsidiaries

   Corporation                                            State of Incorporation
   -----------                                            ----------------------
   Emerald Corporation...................................    Delaware
   Emerald Marketing, Inc................................    Texas
   Emerald Pipe Line Corporation.........................    Delaware
   Geo Williamson Fuels Ltd. ............................    Ontario
   Hanover Petroleum Corporation.........................    Delaware
   Integrated Product Systems, Inc.......................    Delaware
   Kempco Petroleum Company..............................    Texas
   Laurelglen Holdings, Inc..............................    Delaware
   Les Carburants Ultra-GNV Enr. ........................    Quebec
   Les Petroles D. Kirouac Inc...........................    Quebec
   Metro Oil Co..........................................    Michigan
   Michigan Petroleum, L.L.C.............................    Delaware
   Michigan Pipeline, L.L.C..............................    Delaware
   National Convenience Stores Incorporated..............    Delaware
   National Money Orders Incorporated....................    Texas
   Natural/Total Limited Liability Company...............    Wyoming
   Navajo Sales Company, Inc.............................    Arizona
   Oceanic Tankers Agency Limited........................    Quebec
   Petro/Chem Environmental Services, Inc. ..............    Delaware
   Robinson Oil Company (1987) Limited...................    Nova Scotia
   Sallans Fuels Limited.................................    Ontario
   Schepps Food Stores, Inc..............................    Texas
   Shamrock Ventures, Ltd................................    Bermuda
   Sigmor Beverage, Inc..................................    Texas
   Sigmor Corporation....................................    Delaware
   Sigmor Number 5, Inc..................................    Texas
   Sigmor Number 11, Inc.................................    Texas
   Sigmor Number 24, Inc.................................    Texas
   Sigmor Number 43, Inc.................................    Texas
   Sigmor Number 56, Inc.................................    Texas
   Sigmor Number 79, Inc.................................    Texas
   Sigmor Number 80, Inc.................................    Texas
   Sigmor Number 103, Inc................................    Texas
   Sigmor Number 105, Inc................................    Texas
   Sigmor Number 111, Inc................................    Texas
   Sigmor Number 119, Inc................................    Texas
   Sigmor Number 125, Inc................................    Texas
   Sigmor Number 140, Inc................................    Texas
   Sigmor Number 156, Inc................................    Texas
   Sigmor Number 170, Inc................................    Texas
   Sigmor Number 178, Inc................................    Texas
   Sigmor Number 181, Inc................................    Texas
   Sigmor Number 196, Inc................................    Texas
   Sigmor Number 197, Inc................................    Texas
   Sigmor Number 202, Inc................................    Texas

                     Ultramar Diamond Shamrock Corporation

                              List of Subsidiaries

   Corporation                                            State of Incorporation
   -----------                                            ----------------------
   Sigmor Number 206, Inc................................    Texas
   Sigmor Number 228, Inc................................    Texas
   Sigmor Number 229, Inc................................    Texas
   Sigmor Number 232, Inc................................    Texas
   Sigmor Number 238, Inc................................    Texas
   Sigmor Number 239, Inc................................    Texas
   Sigmor Number 259, Inc................................    Texas
   Sigmor Number 306, Inc................................    Texas
   Sigmor Number 363, Inc................................    Texas
   Sigmor Number 422, Inc................................    Texas
   Sigmor Number 605, Inc................................    Texas
   Sigmor Number 606, Inc................................    Texas
   Sigmor Number 611, Inc................................    Texas
   Sigmor Number 613, Inc................................    Texas
   Sigmor Pipeline Company...............................    Texas
   Skelly-Belvieu Pipeline Company, L.L.C................    Delaware
   Skipper Beverage Company, Inc.........................    Texas
   Stop 'N Go Markets of Georgia, Inc....................    Georgia
   Stop 'N Go Markets of Texas, Inc......................    Texas
   Sunshine Beverage Company.............................    Texas
   Texas Super Duper Markets, Inc........................    Texas
   The Shamrock Pipe Line Corporation....................    Delaware
   TOC-DS Company........................................    Delaware
   Total Donut, L.L.C....................................    Michigan
   TPI Engineering and Research Company..................    Colorado
   TPI Petroleum, Inc....................................    Michigan
   TPI Petroleum, L.L.C..................................    Delaware
   TPI Pipeline Corporation..............................    Michigan
   TPI Pipeline, L.L.C...................................    Delaware
   UDS Capital I.........................................    Delaware
   UDS Capital II........................................    Delaware
   UDS Corporation.......................................    Delaware
   UDS Funding I, L.P....................................    Delaware
   UDS Funding II, L.P...................................    Delaware
   UDS PNW Corporation...................................    Delaware
   Ultramar Acceptance Inc...............................    Ontario
   Ultramar Credit Corporation...........................    Ontario
   Ultramar D.S., Inc. ..................................    Texas
   Ultramar Energy Inc...................................    Delaware
   Ultramar Inc..........................................    Nevada
   Ultramar, L.L.C. .....................................    Delaware
   Ultramar Ltee / Ultramar Ltd..........................    Nova Scotia
   Ultramar Services Inc.................................    Quebec
   West Emerald Pipe Line Corporation....................    Delaware
   XCEL Products Company, Inc............................    Texas